COMMERCIAL REAL ESTATE SALES CONTRACT

PARTIES:	This contract ("Contract") is made between:
SELLER:	AEI Real Estate Fund XVIII, Limited Partnership and
BUYER:	Norfleet, LLC, and is effective as of the date of acceptance on the last signature on this Contract (the "Effective Date").
2. PROPERTY: Seller agrees to sell to Buyer and Buyer agrees to purchase from Seller the real estate described in Exhibit A (Legal Description) attached hereto, such to be verified by the Title Company, together with any buildings and improvements thereon, and all personal property used in the operation of the buildings and improvements, including, if any, all mechanical systems, fixtures and equipment, heating, ventilating and air-conditioning equipment, electrical systems and lighting, plumbing equipment and fixtures, floor coverings, storm windows and doors, screens and awnings, keys, and including the following:
n/a
All of which is commonly known and numbered as 2100 N Hwy 7, in the City of Blue Springs, in Jackson County, State of Missouri.
Such real estate and other property shall be collectively referred to in this Contract as the "Property".
3. EXCEPTIONS: The Property shall be subject, however, to the Permitted
Exceptions (as defined in the paragraph entitled "Title	Insurance"),
zoning	ordinances and	laws and	the following existing	leases or
tenancies: n/a
4. PURCHASE PRICE: The Purchase Price is Six Hundred Thousand DOLLARS ($600,000.00) which Buyer agrees to pay as follows:
a. Ten Thousand DOLLARS ($10,000.00) at the signing of this Contract as Earnest Money, such to be deposited upon execution of this Contract within (10 days if the Property is located in Missouri) or (5 days if the Property is located in Kansas), in the insured trust or escrow account of First American Title Company ("Escrow Agent") as part of the consideration of the sale:
The balance to be paid in the following manner: Five Hundred and Ninety Thousand DOLLARS ($590,000.00), in guaranteed funds or cashier's check at Closing (as defined in this Contract), adjusted at Closing for pro-rations, closing costs and other agreed expenses, and [state other payment or financing terms if any] na
5. CLOSING AND POSSESSION DATE(S): Subject to all the provisions of this Contract, the closing of this Contract (the "Closing") shall take place at the offices of First American Title Company, 1600 NW Mock Ave, Blue Springs, MO on the 23rd day of July, 2008 or prior thereto by mutual consent, and possession shall be delivered upon closing or as follows:
6. EXISTING FINANCING: Unless otherwise provided in this Contract, Seller shall make any payments required on existing mortgages or deeds of trust until Closing. If this Contract provides that the Property is being sold subject to any existing mortgage or deed of trust, Buyer shall, at Closing, reimburse Seller for any principal reductions not already considered in computing payments of purchase price and for any deposits held by the holder of the mortgage or deed of trust that are transferred to Buyer.
7. PRORATIONS: The rents, income and expenses from the Property, and the interest on any existing mortgages or deeds of trust to which this sale is made subject, shall be prorated between Seller and Buyer as of Closing.
Seller shall pay all general real estate taxes levied and assessed against the Property, and all installments of special assessments for the years prior to the calendar year of Closing. All such taxes and installments of special assessments for the years prior to the calendar year of Closing.
All such taxes and installments of special assessments becoming due and accruing during the calendar year of Closing shall be prorated between Seller and Buyer on the basis of such calendar year, as of Closing. If the amount of any tax or special assessment cannot be ascertained at Closing, pro-ration shall be computed on the amount for the preceding year's tax or special assessment. Buyer shall assume and pay all such taxes and installments of special assessments accruing after the Closing.
8. TITLE INSURANCE: Seller shall deliver and pay for an owner's ALTA title insurance policy insuring marketable fee simple title in Buyer in the amount of the Purchase Price as of the time and date of recording of Seller's limited Warranty Deed (the "Deed"), subject only to the Permitted Exceptions defined below. Seller shall, as soon as possible and not later than Five
(_5_) days after the Effective Date of this Contract, cause to be furnished to Buyer a current commitment to issue the title policy (Title Commitment), to be issued through First American Title Company (the "Title Company").
Buyer shall have _Five ( 5 ) days after receipt of the Title Commitment
(the "Title Review Period") in which to notify Seller in writing of any objections Buyer has regarding any matters shown or referred to in the Title Commitment. Any matters which are set forth in the Title Commitment and to which Buyer does not object within the Review Period shall be deemed to be permitted exceptions to the status of Seller's title(the "Permitted Exceptions"). With regard to items to which Buyer does object within the Review Period, Seller shall have seven ( 7 ) days after receipt of Buyer's written notice of objections to cure such objections ("Title Cure Period"). If Seller does not cure the objections by the end of the Title Cure Approved by Legal Counsel of the Kansas City Regional Association of REALTORS for exclusive use by its REALTORS members. No warranty is made or implied as to the legal validity or adequacy of this Contract, or that it complies in every respect with the law or that its use is appropriate for all situations. Local law, customs and practices and differing circumstances in each transaction may dictate that amendments to this Contract be made. Copyright January 2004 I act revised 11/03 All previous versions of this document may no Ionaer he valid

Period or if Seller and Buyer have not agreed to extend the Title Cure Period by amending this Contract, then this Contract shall automatically be terminated unless Buyer waives the objections no later than five (5) days after the end of the Title Cure Period.
(Check one)	 Seller 	X	Buyer assume responsibility for
paying for a survey and shall order a survey of the Property as soon as possible and not later than five (5) days after the Effective Date of this Contract. Unless otherwise objected to in writing by Buyer or Seller within five (5) days of delivery of the survey, the survey will be accepted as being correct for the Property and there will be no objections to such.
9. INSPECTIONS: Seller shall grant Buyer reasonable access to the Property for ten (10) days after the Effective Date of this Contract (the
"Inspection Period") for the purpose of inspecting the physical conditions of the Property. Buyer's inspection rights shall include performing soil tests, environmental tests or audits, foundation and mechanical inspections and such other inspections or surveys as Buyer may reasonably request. Buyer agrees to repair any damage to the Property arising from these inspections and to indemnify, defend and hold Seller harmless from and against all claims, costs, demands and expenses, including without limitation, reasonable attorney's fees, court costs and other legal expenses, resulting from these inspections. Buyer's obligations imposed by this paragraph shall survive termination of this Contract. Buyer agrees to provide Seller with a copy of any written reports resulting from such inspections within five (5) days of the completion of said inspections. With regard to any deficiencies identified during the inspection by Buyer which Buyer requests be corrected, Seller shall have five (5) days (the "Cure Period") after seller's receipt of Buyer's written notice of such inspection issues to define in an Amendment to this Contract how and when such deficiencies will be cured. If Seller elects not to cure the deficiencies within the time frame defined in such Amendment, then this Contract shall automatically be terminated unless Buyer waives the objections no later than five (5) days after the end of the Cure Period. Buyer shall be deemed to be thoroughly acquainted and satisfied with the physical condition of the Property, other than as set forth in the paragraph entitled "INSURANCE; MAINTENANCE; CASUALTY; CONDEMNATION; CHANGE OF CONDITION" of this Contract. In addition, Buyer, or Buyer's representatives, may re-inspect the Property before Closing upon reasonable notice to Seller.
10. DUE DILIGENCE: Buyer will have forty-five (45) days after the Effective Date of this Contract to perform due diligence (the "Due Diligence Period") for the purpose of exploring and obtaining approval of governmental authorities for the intended purpose of the Property and any changes in zoning, if necessary. Upon presentation by Buyer to Seller of the written refusal(s) of such governmental authorities to Buyer's request for approval of such intended purposes and zoning PRIOR TO EXPIRATION OF THE DUE
DILIGENCE PERIOD, Buyer may deliver written notification to Seller to cancel this Contract and this Contract will be terminated. In the absence of such termination notice, the Inspections and Due Diligence shall be deemed to be satisfactory to Buyer.
11. REPRESENTATIONS: Buyer acknowledges that neither Seller nor any party on Seller's behalf has made, nor do they hereby make, any representations as to the past, present or future condition, income, expenses, operation or any other matter or thing affecting or relating to the Property except as expressly set forth in this Contract. Buyer agrees to assume full responsibility for completing Buyer's Due Diligence in such a manner as to answer all questions necessary to make the decision to purchase the Property.
12. REAL ESTATE BROKER: Seller and Buyer agree that Block & Company, Inc. Realtors and Lane 4 Group Realtors, BROKER(S), identified in the Commercial Agency and Broker Disclosure Addendum which is a part of this Contract, is
(are) the only real estate broker(s) negotiating this sale, and Seller agrees to pay a sales commission of six percent (6%) percent of the Purchase Price pursuant to the agreement between Seller and BROKER(S). Any party to this Contract through whom a claim to any broker's, finder's or other fee is made, contrary to the representations made above in this paragraph, shall indemnify, defend and hold harmless the other party to this Contract from any other loss, liability, damage, cost or expense, including without limitation, reasonable attorney's fees, court costs and other legal expenses paid or incurred by the other party, that is in any way related to such a claim.
The provisions of this paragraph shall survive Closing or termination of this Contract.
13. DELIVERY OF DEED; PAYMENT; DISBURSEMENT OF PROCEEDS: At or before Closing, Seller agrees to properly execute and deliver into escrow the Deed, a Bill of Sale for any non-realty portion of the Property, and all other documents and funds necessary to complete the Closing. The Deed shall convey to Buyer marketable fee simple title to the Property, free and clear of all liens and encumbrances, other than the Permitted Exceptions. At or before the Closing, Seller and Buyer each agree to deliver into escrow a cashier's check or guaranteed funds sufficient to satisfy their respective obligations under this Contract. Seller understands that, unless otherwise agreed, disbursement of proceeds will not be made until after the Deed or the instrument of conveyance, and, if applicable, the mortgage/deed of trust have been recorded and the Title Company can issue the title policy with only the Permitted Exceptions.
14. INSURANCE; MAINTENANCE; CASUALTY; CONDEMNATION; CHANGE OF CONDITION:
Seller agrees to maintain Seller's current fire and extended coverage insurance, if any, on the Property until Closing. Seller shall do ordinary and necessary maintenance, upkeep and repair to the Property through Closing. If, before Closing, all or any part of the Property is taken by eminent domain, or if a condemnation proceeding has been filed or is threatened against the Property or any part thereof, or if all or any part of the Property is destroyed or materially damaged after the Inspection Period, Seller shall promptly provide written notice to Buyer of any such event.
UPON NOTICE OF SUCH OCCURRENCE, Buyer may re-inspect the Property and may, by written notice to Seller within ten (10) days after receiving Seller's notice, terminate this Contract. Unless this Contract is so terminated, it shall remain in full force and effect, and Seller shall, at Closing, assign and transfer to Buyer all of Seller's right and interest in andto any awards that may be made for any taking and any insurance proceeds payable on account of casualty. If a non-material change in condition occurs with respect to the Property, Seller shall remedy such change before Closing. The provisions of this paragraph shall survive Closing or termination of this Contract.
15. FOREIGN INVESTMENT: Seller represents that Seller is not a foreign person as described in the Foreign Investment in Real Property Tax Act and agrees to deliver a certificate at closing to that effect which shall contain Seller's tax identification number.
16. TERMINATION: If this Contract is terminated by either party pursuant to a right expressly given in this Contract, Buyer Approved by Legal Counsel of the Kansas City Regional Association of REALTORS(r) for exclusive use by its REALTORS(r) members. No warranty is made or implied as to the legal validity or adequacy of this Contract, or that it complies in every respect with the law or that its use is appropriate for all situations. Local law, customs and practices and differing circumstances in each transaction may dictate that amendments to this Contract be made. Copyright January 2004. Last revised 11/03. All previous versions of this document may no longer be valid.

shall be entitled to an immediate return of the Earnest Money Deposit, and neither party shall have any further rights or obligations under this Contract except as otherwise stated in this Contract.
17. DEFAULT AND REMEDIES: Seller or Buyer shall be in default under this Contract if either fails to comply with any material covenant, agreement or obligation within any time limits required by this Contract. Following a default by either Seller or Buyer under this Contract, the other party shall have the following remedies, subject to the provisions of the paragraph entitled "DISPOSITION OF EARNEST MONEY DEPOSIT AND OTHER FUNDS
AND DOCUMENTS" in this Contract:
a. If Seller defaults, Buyer may (i) specifically enforce this Contract and recover damages suffered by Buyer as a result of the delay in the acquisition of the Property; or (ii) terminate this Contract by written notice to Seller and, at Buyer's option, pursue any remedy and damages available at law or in equity. If Buyer elects to terminate this Contract, the Earnest Money Deposit shall be returned to Buyer upon written demand.
b. If Buyer defaults, Seller may (i) specifically enforce this Contract and recover damages suffered by Seller as a result of the delay in the sale of the Property; or (ii) terminate this Contract by written notice to Buyer and, at Seller's option, either retain the Earnest Money Deposit as liquidated damages as Seller's sole remedy (the parties recognizing that it would be extremely difficult to ascertain the extent of actual damages caused by Buyer's breach, and that the Earnest Money Deposit represents as fair an approximation of such actual damages as the parties can now determine), or pursue any other remedy and damages available at law or in equity. If, as a result of a default under this Contract, either Seller or Buyer employs an attorney to enforce its rights, the defaulting party shall, unless prohibited by law, reimburse the non-defaulting party for all reasonable attorneys' fees, court costs and other legal expenses incurred by the non-defaulting party in connection with the default.
18. DISPOSITION OF EARNEST MONEY DEPOSIT AND OTHER FUNDS AND DOCUMENTS:
The Escrow Agent shall not distribute the Earnest Money Deposit or other escrowed funds or documents, once deposited, notwithstanding any other terms of this Contract providing for forfeiture or refund of the Earnest Money Deposit, without the written consent of all parties to this Contract.
A party's signature on a closing statement prepared by the Escrow or Closing Agent shall constitute such consent. In the absence of either written consent or written notice of a dispute, failure by either Buyer or Seller to respond in writing to a certified letter from the Escrow Agent within seven (7) days of receipt, or failure by either Buyer or Seller to make written demand upon the other party and upon the Escrow Agent for return or forfeiture of the Earnest Money Deposit, other escrowed funds or documents within ten (10) after receiving written notice of cancellation of this Contract, shall constitute consent to the distribution of all funds and documents deposited with the Escrow Agent as suggested in any such certified letter or written demand. If a dispute arises over the disposition of funds or documents deposited with the Escrow Agent that results in litigation, any attorney's fees, court costs and other legal expenses incurred by the Escrow Agent in connection with such dispute shall be reimbursed from the Earnest Money Deposit or from other funds deposited with the Escrow Agent. Seller and
Buyer release all brokers and licensees from any and all liability in regards to this Contract, for cancellation of this Contract and disbursing the Earnest Money Deposit or other escrowed funds or documents.
19. ENTIRE AGREEMENT AND MANNER OF MODIFICATION: This Contract, and any attachments or addenda hereto, constitute the complete agreement of the parties concerning the Property, supersede all other agreements and may be modified only by initialing changes in this Contract or by written agreement.
20. NOTICES: All notices consents, approvals, requests, waivers, objections or other communications (collectively "notice") required under this Contract (except notice given pursuant to the paragraph entitled "DISPOSITION OF EARNEST MONEY DEPOSIT AND OTHER FUNDS AND DOCUMENTS" in this Contract)
shall be in writing and shall be served by hand delivery, by prepaid U.S. Postal Service certified mail, return receipt requested, or by reputable overnight delivery service guaranteeing next day delivery and providing a receipt. All notices shall be addressed to the parties at the respective addresses as set forth below, except that any party may, by notice in the manner provided above, change this address for all subsequent notices. Notices shall be deemed served and received upon the earlier of the third day following the date of mailing (in the case of notices mailed by certified mail) or upon delivery (in all other cases). A party's failure or refusal to accept service of a notice shall constitute delivery of the notice.
21. DEADLINE FOR ACCEPTANCE: Buyer's offer to purchase the Property from Seller shall expire if Seller has not accepted this Contract by signing and delivering a fully executed copy to Buyer, on or before the earlier
of (i)	, 20	or (ii) Buyer delivering written notice to Seller that
Buyer's offer to enter into this Contract is withdrawn.
22. TIME AND EXACT PERFORMANCE ARE OF THE ESSENCE UNDER THIS CONTRACT.
23. ADDENDA: The following Addenda (riders, supplements, etc.) are attached hereto and are a part of this Contract (Check Those Which are Applicable):

[X] Exhibit A (Legal Description)                        [  ] Other
[X] Commercial Agency & Brokerage Disclosure Addendum    [  ] Other
[  ] Other                                               [  ] Other
24. ADDITIONAL TERMS:

Approved by Legal Counsel of the Kansas City Regional Association of REALTORS(r) for exclusive use by its REALTORS(r) members. No warranty is made or implied as to the legal validity or adequacy of this Contract, or that it complies in every respect with the law or that its use is appropriate for all situations. Local law, customs and practices and differing circumstances in each transaction may dictate that amendments to this Contract be made. Copyright January 2004. Last revised 11/03. All previous versions of this document may no longer be valid.

CAREFULLY READ THE TERMS HEREOF BEFORE SIGNING. WHEN SIGNED BY ALL PARTIES,
THIS DOCUMENT BECOMES PART OF A LEGALLY BINDING CONTRACT. IF NOT UNDERSTOOD,
CONSULT AN ATTORNEY BEFORE SIGNING. THE PARTIES EXECUTING THIS CONTRACT
REPRESENT AND WARRANT THAT THEY ARE LEGALLY AUTHORIZED TO EXECUTE THIS
CONTRACT.
SELLER: AEI Real Estate Fund XVIII,         BUYER:  Norfleet, LLC
        Limited Partnership
        BY: /s/ Robert P Johnson  6-13-08   By: /s/ William Glasgow  6/11-08
						  			 	Member

NAME & TITLE: Robert P Johnson, Pres        NAME & TITLE: William Glasgow
	AEI Fund Management XVIII,
 	Corporate General Partner

	BY:							BY:
					DATE							DATE

NAME & TITLE:						NAME & TITLE:

	ADDRESS:								ADDRESS:

Street

Street
City	State	Zip	City	State	Zip 816.412.7210
TELEPHONE #:	TELEPHONE#
TAX I D #:	TAX ID #:
FOR INFORMATION ONLY - NOT PARTIES TO THE CONTRACT
	LISTING BROKER:	TELEPHONE #:
	LISTING AGENT:	TELEPHONE #:
	SELLING BROKER:	TELEPHONE #:
	SELLING AGENT:	TELEPHONE #:
	ESCROW AGENT: 	 TELEPHONE #:
	CLOSING AGENT:	TELEPHONE #:
Approved by Legal Counsel of the Kansas City Regional Association of REALTORS(r) for exclusive use by its REALTORS(r) members. No warranty is made or implied as to the legal validity or adequacy of this Contract, or that it complies in every respect with the law or that its use is appropriate for all situations. Local law, customs and practices and differing circumstances in each transaction may dictate that amendments to this Contract be made. Copyright January

EXHIBIT "A"
Legal Description
All that part of Tract "B", COUNTRY CLUB MANOR, a Subdivision in Blue Springs, Jackson County, Missouri, more particularly described as follows:
Beginning at the Southwest corner of Tract "B", in said subdivision; thence North along the West line of said tract 200 feet; thence East parallel to the North right of way line of Manor Drive 175 feet; thence South parallel to the, West line of said tract 200 feet to a point on the North right of way line of said Manor Drive (30 feet from the center line thereof); thence West along said right of way line 175 feet to the point of beginning except that part in roads, if any.
Less and except from the above described property, that portion conveyed to the State of Missouri, acting by and through the Missouri Highway and Transportation Commission, more particularly described as follows:
All that part of Tract "B", COUNTRY CLUB MANOR, a Subdivision of land in Jackson County, Missouri, more particularly described as follows: Beginning at the Southwest corner of said Tract B, thence North, along the Easterly right of way line of Missouri State Highway No. 7, as now established, a distance of 200 feet; thence Easterly, along a line parallel to the Northerly right of way line of Manor Drive, as now established, a distance of 10 feet; thence Southerly, along a line parallel to the Easterly right of way line of said Missouri State Highway No. 7, a distance of 200 feet, to a point in the Northerly right of way line of said Manor Drive; thence Westerly along the Northerly right of way line at said Manor Drive, a distance of 10 feet, to the point of beginning.

COMMERCIAL AGENCY AND BROKERAGE
DISCLOSURE ADDENDUM
SELLER/LANDLORD: AEI Real Estate Fund XVIII, Limited Partnership BUYER/TENANT: Norfleet, LLC
PROPERTY ADDRESS, CITY, COUNTY, STATE, ZIP: 2100 N 7 Hwy, Blue Springs, MO DATE OF LEASE / SALE CONTRACT: June 11, 2008
THE FOLLOWING DISCLOSURE IS MADE IN COMPLIANCE WITH MISSOURI AND KANSAS REAL ESTATE LAWS AND RULES AND REGULATIONS. APPLICABLE SECTIONS BELOW MUST BE CHECKED, COMPLETED, SIGNED AND DATED FOR BOTH SELLER AND BUYER Seller/Landlord and Buyer/Tenant acknowledge that the real estate Licensee involved in this transaction may be acting as agents of the Seller/Landlord, agents of the Buyer/Tenant, Transaction Brokers or (in Missouri only) Disclosed Dual Agents. LICENSEES ACTING AS AN AGENT OF THE SELLER/LANDLORD HAVE A DUTY TO REPRESENT THE SELLER'S/LANDLORD'S INTEREST AND WILL NOT BE THE AGENT OF THE BUYER/TENANT. INFORMATION GIVEN BY THE BUYER/TENANT TO A LICENSEE ACTING AS AN AGENT OF THE SELLER/LANDLORD WILL BE DISCLOSED TO THE SELLER/LANDLORD. LICENSEES ACTING AS AN AGENT OF THE BUYER/TENANT HAVE A DUTY TO REPRESENT THE BUYER'S/TENANT'S INTEREST AND WILL NOT BE AN AGENT
OF THE SELLER/LANDLORD. INFORMATION GIVEN BY THE SELLER/LANDLORD TO A LICENSEE ACTING AS AN AGENT OF THE BUYER/TENANT WILL BE DISCLOSED TO THE BUYER/TENANT. LICENSEES ACTING IN THE CAPACITY OF A TRANSACTION BROKER ARE NOT AGENTS FOR EITHER PARTY AND DO NOT ADVOCATE THE INTERESTS OF EITHER PARTY. LICENSEES ACTING AS DISCLOSED DUAL AGENTS ARE ACTING AS AGENTS FOR BOTH THE SELLER/LANDLORD AND THE BUYER/TENANT. (Note: A separate Dual
Agency Disclosure Addendum is required).

Licensee Assisting Seller/Landlord is acting as: (Check applicable]
Seller's/Landlord's Agent      (Lane 4 Group Realtors -Tom O'Leary)
[ ] Designated Seller's/Landlord's Agent (Supervising Broker acts as
    Transaction Broker)
[ ] Transaction Broker
[ ] Disclosed Dual Agent (Missouri only-Disclosed Dual Agency Addendum is required)
[ ] N/A-Seller(s) is not represented
[ ] Sub Agent


Licensee Assisting Buyer/Tenant is acting as: (Check applicable)

[X ]Buyers/Tenant Agent  (Block & Company , Inc. - William Glasgow)
[ ] Designated Seller's/Landlord's Agent (Supervising Broker acts as
    Transaction Broker)
[ ] Designated Buyer's/Tenant's Agent (Supervising Broker acts as Transaction
    Broker)
[ ] Transaction Broker
[ ] Disclosed Dual Agent (Missouri only-Disclosed Dual Agency Addendum is required
[ ] N/A, Buyer(s)/Tenant(s) is not represented
[ ]Sub Agent
[ ]Seller's/Landlord's Agent
PAYMENT OF COMMISSION: All licensees(s) indicated above will be paid a commission at closing of the sale of the property as follows: (check applicable paragraph)
X [X] Seller/Landlord to Pay all Licensees. All Licensees(s) will be paid from the Seller's funds at closing according to the terms of the Listing or other Commission Agreement
[ ] Buyer/Tenant to Pay Buyer's Agent. Seller/Landlord's Licensee, if any, will be paid from the Seller's funds at closing according to the terms o the Listing Agreement. Buyer/Tenant's Agent will be paid from the Buyer's funds according to the terms of the Buyer/Tenant Agency Agreement.
CAREFULLY READ THE TERMS HEREOF BEFORE SIGNING. WHEN SIGNED BY ALL PARTIES, THIS DOCUMENT BECOMES PART OF A LEGALLY BINDING CONTRACT. IF NOT UNDERSTOOD, CONSULT AN ATTORNEY BEFORE SIGNING. THE PARTIES EXECUTING THIS CONTRACT REPRESENT AND WARRANT THAT THEY ARE LEGALLY AUTHORIZED TO DO SO.
Licensees hereby certify that they are licensed to sell real estate in the state in which the Property is located.

/s/ Robert P Johnson      6-13-08           /s/ William Glasgow     6-11-08
SELLER/LANDLORD            Date                  Buyer/Tenant        Date
AEI Fund Management XVIII,                      Norfleet LLC
Corporate General Partner
SELLER/LANDLORD	DATE 			BUYER/TENANT
					/s/ William Glasgow	6-11-08
LICENSEE ASSISTING SELLER/LANDLORD DATE LICENSEE ASSISTING BUYER/TENANT DATE
Tom O'Leary                              William Glasgow


X Seller shall pay no more than a 6% commission on this transaction buyer's agent shall look to seller's agent for payment of any commission